UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 23, 2015 (December 17, 2015)

XURA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 200 Quannapowitt Parkway
Wakefield, MA
01880

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 17, 2015, Xura, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”), informing the Company that it is not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended October 31, 2015 (the “Form 10-Q”) with the Securities and Exchange Commission.

As previously reported, the Company has completed two material transactions in the past two quarters.  The accounting for these transactions is complex and has placed substantial burden on the Company’s financial reporting and accounting personnel.  The Company is working diligently to finalize its financial statements and related disclosures and evaluate the implications on its controls.

The Nasdaq letter provides that the Company has until February 15, 2016 to submit a plan to regain compliance.  The Company currently intends to file its Form 10-Q on December 28, 2015 or as soon as practicable thereafter.

On December 23, 2015, the Company issued a press release announcing receipt of the Nasdaq letter, a copy of which is attached hereto as Exhibit 99.1.

The foregoing information includes “forward-looking statements.” Forward-looking statements include statements regarding the Company’s expectation in respect of the timing of the filing its Form 10-Q.  In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by forward-looking statements. Such risks or uncertainties may give rise to claims or regulatory issues, increase exposure to contingent liabilities and cause pressure on the Company's stock price.  In this filing, risks relating to the forward-looking statements include (among other factors), the complexity of the preparation of our financial statements in light of several recently completed transactions, as well as the acquisition-related, financial accounting and other risks set forth in the "Forward-Looking Statements" and Item 1A, "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q for the quarters ended April 30, 2015 and July 31, 2015, or in other subsequently filed periodic, current or other reports. The Company undertakes no commitment to update or revise any forward-looking statements except as required by law. The risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports the Company files with the SEC are available through the Company, or its website, www.Xura.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release of Xura, Inc., dated December 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XURA, INC.

Date: December 23, 2015	By:	/s/ Roy Luria
Roy Luria Executive Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Xura, Inc., dated December 23, 2015

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